GAVELLA CORP.
                       215 West Main Street
                  Maple Shade, New Jersey   08052
                          (856) 667-0600
                      ______________________

                             NOTICE OF
                  ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD AT 4:00 PM,
                         ON JUNE 30, 2004

To the Stockholders of Gavella Corp.:

The 2004 Annual Meeting of the Stockholders of Gavella Corp. (the "Company"), a Delaware corporation, will be held at the offices of Haefele, Flanagan & Co., p.c., at 1000 Lenola Road, Building Two, Suite 200, Maple Shade, New Jersey, 08052, on June 30, 2004, at 4:00 P.M. At the meeting, stockholders will act on the following matters:

     (1) Election of two (2) Directors to hold office for the ensuing year and until their successors have been duly elected and qualified;

     (2) Approval of an increase in authorized shares of common stock of the Company from 8,000,000 to 15,000,000

     (3) Ratification of the appointment of Haefele, Flanagan & Co., p.c. as Independent auditors for fiscal 2004; and

     (4)  Any other matters that properly come before the meeting.

Stockholders of record at the close of business on May 28, 2004 are entitled to vote at the meeting or any postponement or adjournment.

The accompanying form of proxy is solicited by the board of directors of the Company.

Stockholders (whether they own one or many shares and whether they expect to attend the annual meeting or not) are requested to vote, sign, date and return promptly the accompanying proxy in the enclosed envelope, which requires no postage if mailed in the United States. A proxy may be revoked at any time prior to its exercise (a) by notifying the Secretary of the Company in writing,
(b)  by delivering a duly executed proxy bearing a later date,  or
(c) by attending the annual meeting and voting in person.


                              By Order of the Board of Directors:


                              Stephen   M.   Robinson,   Corporate
Secretary
June 4, 2004
Maple Shade, New Jersey
                            GAVELLA CORP.
                        215 West Main Street
                   Maple Shade, New Jersey   08052
                           (856) 667-0600
                   ______________________________
                           PROXY STATEMENT
                   ______________________________

This Proxy Statement contains information related to the annual meeting of stockholders of Gavella Corp. (the Company), to be held on Wednesday June 30, 2004 at 4:00 P.M., local time, at the offices of Haefele, Flanagan & Co., p.c., at 1000 Lenola Road, Building Two, Suite 200, Maple Shade, New Jersey, 08052, and at any adjournment or adjournments thereof.

                         ABOUT THE MEETING

What is the purpose of the annual meeting?

     At the Company's annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors, and ratification of the Company's independent auditors. In addition, the Company's management will report on the performance of the Company during fiscal 2003 and respond to questions from stockholders.

Who is entitled to vote?

     Only stockholders of record at the close of business on the record date, May 28, 2004 are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 6,075,000 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the board's recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

     (1)  for election of the nominated slate of directors (see page 4);
(2)  for the increase in authorized shares (see page 7); and
(3) for ratification of the appointment of Haefele, Flanagan & Co., p.c. as the Company's independent auditors (see page 7).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

     Election of directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     Other items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                          STOCK OWNERSHIP

Who are the largest owners of the company's stock?

Harry J. Santoro, President, Treasurer and a director of the Company, owns or controls 22.44% of the outstanding shares of common stock of the Company; and Stephen M. Robinson, Vice President, Secretary and a director of the Company, owns or controls 18.64% of the outstanding shares of common stock of the Company. See the table below.

How much stock do the company's directors and executive officers own?

     The following table sets forth the beneficial ownership of the Common Stock of the Company as of May 28, 2004, by each person who was known by the Company to beneficially own more than 5% of the common stock, by each director and executive officer who owns shares of common stock and by all directors and executive officers as a group:


                    Shares of    Percentage of
                      Common      Outstanding
Name and Address      Stock      Common Stock
of                Beneficially   Beneficially
Beneficial Owner     Owned         Owned(1)

Harry J.
Santoro(3)
215 West Main       1,391,164       22.44%
Street
Maple Shade, NJ
08052

Stephen M.
Robinson(2)
172 Tuckerton       1,155,893       18.64%
Road
Medford, NJ
08055

Robert Supplee
232 E. 9th Avenue
Conshohocken, PA     420,000         6.91%
19428

James Wherty
3 Wakefield Drive
Medford, NJ          370,500         6.10%
08055

John Caporaso
168 Forest Road
Moorestown, NJ       360,000         5.93%
08057

All Directors and
Officers as a
group               2,547,057       40.27%
(2 persons)
__________________

(1)   Based upon 6,075,000 shares outstanding as of  May 28, 2004.

(2) Includes 341,500 shares held by Theodora T. Robinson, spouse of Stephen M. Robinson. Also includes options to purchase 125,000 shares of common stock.

(3) Includes 75,000 shares held by Donna M. Santoro, spouse of Harry J. Santoro. Also includes options to purchase 125,000 shares of common stock.

Do we have an audit committee?

     We do not have an audit committee at this time, because the Company does not have any independent directors, and the directors also constitute all of the management of the Company.

     Our directors have met and held discussions with the independent auditors. The directors believe that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the directors have reviewed and discussed the consolidated financial statements with the independent auditors. Our directors discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. These discussions have included a review as to the quality, not just the acceptability, of the Company's accounting principles.

     The Company's independent auditors also provided to the directors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, and the directors discussed with the independent auditors the auditors' independence from management and the Company. The directors have also considered the compatibility of non-audit services with the auditors' independence.

     Based upon the directors' discussion with the independent auditors and the directors' review of the report of the independent auditors, we have included the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

The Board of Directors has not adopted an audit committee charter.


                               ITEM 1

                       ELECTION OF DIRECTORS

Two (2) directors will be elected to hold office subject to the provisions of the Companys by-laws until the next Annual Meeting of Shareholders, and until their respective successors are duly elected and qualified. The vote of a plurality of the votes entitled to be cast by shareholders present in person or by proxy, is required to elect members of the Board of Directors. The following table sets forth the name, age, position with the Company and respective director service dates of each person who has been nominated to be a director of the Company:

Name                       Age    Title                Director Since

Harry J. Santoro, CPA      51    President, Treasurer     1999
                                 and Director
Stephen M. Robinson, Esq.  62    Vice President,
                                 Secretary                1999
                                 and Director

The Board of Directors recommends a vote for the nominees listed herein.

Business Experience of the Directors

Harry J. Santoro. Mr. Santoro is 51 years old and holds a Bachelor of Science Degree in Accounting from Drexel University, Philadelphia, PA, where he graduated Summa Cum Laude. He began work in 1975 with Haefele, Van Sciver & Co., a local certified Public Accounting firm. Three years later he became a Certified Public Accountant and was made a partner in the firm. The firm's name was changed to Haefele, Van Sciver, Santoro & Co. While at the firm he provided tax and financial planning services to individuals and businesses in a wide range of industries, including real estate. He left the firm in 1982 to form a consulting company and to invest in real estate. He is experienced in tax and financial planning, particularly to businesses, related to complex transactions including mergers, acquisitions and securities offerings. He is currently engaged in real estate investments and apartment management as principal and President of H. James Santoro, Inc. as well as the Company. He also offers consulting services related to mergers and acquisitions.

Stephen M. Robinson. Mr. Robinson, who is 62 years old, is admitted to practice law in the State of New Jersey, and until July 2003, maintained a full time legal practice concentrating on corporations, securities and associated general practice matters. He received a B.A. from Rutgers University in 1964 and a J.D. from Rutgers Law School in 1967. From 1970 to 1973, Mr. Robinson was an assistant county prosecutor for Camden County, New Jersey, and from 1973 to 1978, he was an attorney with the United States Securities and Exchange Commission. He returned to private practice in 1978, and had been continuously involved in the legal aspects of public and private offerings of securities, other '33 Act filings,'34 Act filings for public companies and securities-oriented litigation. In July 2003, he closed his law office and has been concentrating his time on the Company and as a consultant to other companies.

General Information

Board of Directors. The Board of Directors held three meetings during 2003. Overall and individual attendance at the Board and committee meeting was 100 percent. Following the Annual Meeting, the Board will consist of two directors. In the interim between Annual Meetings, the Board has the authority under the By-laws to increase or decrease the size of the Board.

How are directors compensated?

     Directors Compensation. All members of the Board are current employees of the Company, and do not receive any additional compensation for serving on the Board.

                       EXECUTIVE COMPENSATION

The following table sets forth all information concerning total compensation earned or paid to the officers of the Company who served in such capacities as of December 31, 2003 for services rendered to the Company during each of the last three fiscal years.


                           Summary Compensation Table


                                                                      Long Term Compensation
                                                                      ----------------------
                                  Annual Compensation                          Awards             Payouts
                                  -------------------                          ------             -------
                                                       Other                                       Long-
Name and                                               Annual       Restricted        Shares       Term      All other
Principle                                              Compen-        Stock           Underlying  Incentive   compen-
Position       Year     Salary ($)     Bonus ($)      sation ($)     Awards ($)        Options    Plans ($)  sation ($)
---------      ----     ----------     ---------      ----------    -----------       ---------   ---------  ----------
Harry J.       2003       0             0             $117,000(1)    1,000             125,000     0           0
Santoro,       2002       0             0             $ 76,750(1)        0             125,000     0           0
President,     2001       0             0             $ 74,500(1)        0             125,000     0           0
Treasurer


Stephen M.     2003       0             0             $15,000(2)     1,000             125,000     0           0
Robinson,      2002       0             0             $ 4,750(2)         0             125,000     0           0
Vice Pres.,    2001       0             0             $22,700(2)         0             125,000     0           0
Secretary

-----------------
(1) Includes fees payable to H. James Santoro, Inc. for management and for administrative services rendered.

(2)  Includes fees payable to Stephen M. Robinson, P.A. as corporate counsel.


Option Grants in Last Fiscal Year

The following table sets forth information concerning options granted to the executives named in the Summary Compensation Table above during the year ended December 31, 2003.

                                  Individual Grants
                                  ------------------
               Number of      % of Total
               Securities     Options        Exercise                    Grant Date
               Underlying     Granted to     or Base                   Fair Value ($)(2)
               Options        Employees in   Price     Expiration   -------------------
Name           Granted (1)    Fiscal Year    ($/sh)    Date         Per Share   Total $
-----          ------------   -------------  --------- -----------  ---------   --------
Stephen M.
Robinson       125,000         50%           $.10      07/31/2008    $.0000     $0

Harry J.
Santoro        125,000         50%           $.10      07/31/2008    $.0000     $0
               -------       -----                                              ----
Total          250,000       100%                                               $0


(1) The options are fully exercisable without restriction
(2) The Company uses the Black-Scholes option pricing method to calculate the fair value of stock options as of the date of the grant.


Aggregated Option Exercises in Last Fiscal Year and Year End Option
Values

The following table sets forth information concerning option exercises during the last fiscal year and outstanding options held as of December 31, 2003 by the executive named in the Summary Compensation Table above

                                   Number of Securities     Value of Unexercised
                                       Underlying           In-the-Money
                                   Unexercised Options at      Options at
                                     Fiscal Year End (#)    Fiscal Year end (2)
               Shares              ----------------------   --------------------
               Acquired on       Value         Exercisable/    Exercisable/
Name           Exercise (#)    Realized (1)   Unexercisable   Unexercisable
-----          ------------    ------------   --------------  -------------
Stephen M.
Robinson       375,000           0                   0/  0         $0  / $0

Harry J.
Santoro        375,000           0                   0/  0         $0  / $0

(1) Value realized is determined by subtracting the exercise price from the fair market value on the date of exercise.

(2) Value of unexercised options is determined by subtracting the exercise price from the fair market value at December 31, 2003.


Employment and Consulting Agreements

There are no employment agreements with the officers of the Company.


                                ITEM 2

                   APPROVAL TO AMEND THE COMPANY'S
                    CERTIFICATE OF INCORPORATION
                      TO AUTHORIZE AN INCREASE
                           IN COMMON SHARES

The Board of Directors requests that the stockholders approve an amendment to the Company's Certificate of Incorporation to authorize a common stock increase from the present 8,000,000 shares (par value $.001) to 15,000,000 shares (par value $.001).

The Board of Directors recommends that shareholders vote "FOR" the increase in authorized shares.


                                ITEM 3

          RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed Haefele, Flanagan & Co., p.c. as the Companys independent auditors for the fiscal year ending December 31, 2004. Services provided to the Company by Haefele, Flanagan & Co., p.c. in fiscal year 2003 included the audit of the Companys consolidated financial statements, preparation of federal and state income taxes, and services related to filings with the Securities and Exchanges Commission.

Audit Fees. The aggregate fees billed by Haefele, Flanagan & Co, p.c. for professional services rendered for the audit of the Company's annual financial statements for the years ended December 31, 2003 and 2002, and the review of the financial statements included in the Company's Forms 10-QSB for fiscal years 2003 and 2002 totaled
$$26,000 and $15,700, respectively.

Audit-Related Fees. The aggregate fees billed by Haefele, Flanagan & Co., p.c. for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements for the years ended December 31, 2003 and 2002 and are not reported above under "Audit Fees" above were $13,750 and $0, respectively.

Tax Fees. The aggregate fees billed by Haefele, Flanagan & Co., p.c. for professional services rendered for tax compliance, tax planning and tax advice for the years ended December 31, 2003 and 2002 were $8,500 and $2,500, respectively.

Other Fees.  None.

The services performed in 2003 included subsidiary audit-related services in connection with a proposed spinoff.

The Board of Directors has established pre-approval policies and procedures, pursuant to which the Board of Directors approved the foregoing audit and permissible non-audit services provided by Haefele, Flanagan & Co. in fiscal year 2003.



The Board of Directors Recommends a Vote For Ratification of The
Appointment of Haefele, Flanagan & Co., p.c., as The Companys
Independent Auditors For Fiscal Year 2004


                             OTHER MATTERS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the annual meeting other than the items referred to above. In the event that any other matter is properly brought before the meeting for action by the stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.


                        ADDITIONAL INFORMATION

     Stockholder Proposals for the 2004 Annual Meeting. Stockholders interested in presenting a proposal for consideration at the Company's annual meeting of stockholders in 2004 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company's by-laws. To be eligible for inclusion, stockholder proposals must be received by the Company's Corporate Secretary no later than November 30, 2004.

     Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.


                                By order of the Board of Directors:



                                Stephen M. Robinson
                                Corporate Secretary

PROXY FORM                 Gavella Corp.                  PROXY FORM
        215 West Main Street, Maple Shade, New Jersey, 08052
             THE BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned hereby appoint(s) HARRY J. SANTORO and STEPHEN M. ROBINSON, or either of them, as attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Gavella Corp. that the undersigned would be entitled to cast if personally present at the annual Meeting of the stockholders to be held on June 30, 2004, or at any adjournment thereof.

This  proxy  will be voted as specified by the undersigned.   If  no
choice is specified, the proxy will be voted for each of the below listed persons and proposals.

1.  ELECTION OF TWO DIRECTORS (TO SERVE UNTIL 2005):

FOR             WITHHOLD                  Withhold authority to vote
(except as      authority to vote for     for the individual nominee(s)
marked to the   all nominees              identified in the space
contrary)                                 provided below

                                          --------------------------

Director Nominees:  (1)  Harry J. Santoro, (2) Stephen M. Robinson

                    (Continued on reverse side)

2.        Approval of  increase
in authorized shares from          FOR        AGAINST   ABSTAIN
8,000,000 to 15,000,000

3.       Ratify the appointment
of  Haefele,  Flanagan  &  Co.,
p.c. as the Company's
independent  public accountants
for the 2004 fiscal year           FOR        AGAINST   ABSTAIN


In their discretion, the Proxies are authorized to vote upon other business as may properly come before the meeting.


                                   Dated:



                                   Signature


                                   Signature if jointly held